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                                                                  Exhibit 10.16

                    FIRST AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

                  THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("FIRST AMENDMENT") is executed as of the 15th day of September, 1999 (the "FIRST AMENDMENT EFFECTIVE DATE"), among VALLEY NATIONAL GASES, INC., a West Virginia corporation (the "Company"), VALLEY NATIONAL GASES INCORPORATED, a Pennsylvania corporation ("VNGI"), VALLEY NATIONAL GASES DELAWARE, INC., a Delaware corporation ("VNGDI"), THE TOLEDO OXYGEN AND EQUIPMENT COMPANY, and BANK ONE, INDIANA, NATIONAL ASSOCIATION, a national banking association ("Bank One"), LASALLE BANK NATIONAL ASSOCIATION, a national banking association ("LaSalle"), FIRST STAR BANK, N.A., a national banking association ("Star"), PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), BANK OF AMERICA NATIONAL ASSOCIATION, a national banking association, and successor in interest to Nationsbank, N.A. ("BofA"), NATIONAL CITY BANK, a national banking association("National City"), THE HUNTINGTON NATIONAL BANK, a national banking association ("Huntington") (collectively, the "Initial Banks") and Bank One, as agent for the Initial Banks and any other Banks (in such capacity, the "Agent").

                                    RECITALS

                  1. The Company, VNGI, VNGDI, the Initial Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of January 23, 1998 (the "ORIGINAL CREDIT AGREEMENT").

                  2 The Company, VNGDI and VNGI (referred to herein collectively as the "Credit Parties") have requested the Initial Banks to modify the Original Credit Agreement to modify certain covenants and terms relating to Fixed Charge Coverage Ratio I and Fixed Charge Coverage Ratio II. Subject to the terms and conditions stated in this First Amendment, the Initial Banks are willing to modify and amend the Original Credit Agreement as provided in this First Amendment.
                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein, and each act performed and to be performed hereunder, the Initial Banks, the Agent and the Credit Parties and the Guarantors agree as follows:

                  1. Definitions. Terms used in the Recitals and in this First Amendment that are defined in the Credit Agreement, as amended hereby, and that are not otherwise defined herein shall have the same meanings in this First Amendment as are ascribed to them in the Original Credit Agreement, as amended by this First Amendment.

                  2. Amendment to Definitions.

                  (a) New Definitions. Section 1.01 of the Original Credit Agreement is amended as of the First Amendment Effective Date by the addition of each of the following new definitions:


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                           ""CAPITAL STOCK" means all classes of capital stock
                           of VNGI which from time to time may be outstanding, including its Common Stock and any preferred stock which may from time to time be issued and outstanding.

                           "EXCLUDED STOCK PURCHASE" means the purchase by VNGI of 222,500 of the Common Stock of VNGI during January through March, 1999, from former shareholders of Weldco, Inc. for a total purchase price of $2,007,178.

                           "FIRST AMENDMENT" means the First Amendment to Amended and Restated Credit Agreement, dated as of the First Amendment Effective Date, executed by the Initial Banks, the Agent and the Credit Parties.

                           "FIRST AMENDMENT EFFECTIVE DATE" means September 13, 1999.

                           "STOCK PURCHASE" means any purchase or other acquisition of any of the Capital Stock of VNGI, excepting only the Excluded Stock Purchase."

                  (b) Amended Definitions. Each of the following definitions, as set forth in Section 1.01 of the Original Credit Agreement, is amended and restated in its entirety as of the First Amendment Effective Date to read as follows:

                           ""AGREEMENT" means this Amended and Restated Credit Agreement, as amended by the First Amendment and as further amended, modified, supplemented and/or restated from time to time and at any time.

                           "FIXED CHARGE COVERAGE RATIO I" means, with respect to the Credit Parties and their respective Subsidiaries for any period, a ratio of EBITDA to the sum of the following for the Credit Parties and their respective Subsidiaries, computed on a consolidated basis and determined in accordance with GAAP: (i) the amount of interest which was due and payable in cash or was paid in cash during such period, plus (ii) the amount of Cash Capital Expenditures made during such period, plus (iii) the amount of scheduled principal payments of Debt which were due and payable in cash or were paid during such period, plus (iv) the amount of income taxes which were due or paid during such period, plus (v) the amount of dividends that were paid by VNGI in cash during such period, plus (vi) the total amount of cost or expense incurred by the Credit Parties and their respective Subsidiaries during such period for Stock Purchases, all as determined in accordance with GAAP.



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                           "FIXED CHARGE COVERAGE RATIO II" means, with respect
                           to the Credit Parties and their respective
                           Subsidiaries for any period, a ratio of EBITDA to the sum of the following for the Credit Parties and their respective Subsidiaries, computed on a consolidated basis and determined in accordance with GAAP: (i) the amount of interest which was due and payable in cash or was paid in cash during such period, plus (ii) the amount of scheduled principal payments of Debt which were due and payable in cash or were paid during such period, plus (iii) the amount of income taxes which were due or paid during such period, plus (iv) the amount of dividends that were paid by VNGI in cash during such period, plus (v) the amount of dividends that were paid by VNGI in cash during such period, plus (vi) the total amount of cost or expense incurred the Credit Parties and their respective Subsidiaries during such period for Stock Purchases, all as determined in accordance with GAAP.

                  3. Amendment of Section 5.01(g)(2)(a). Section 5.01(g)(2)(a) of the Original Credit Agreement is amended and restated in it entirety as of the First Amendment Effective Date to read as follows:

                                    "(a) As of the close of the fiscal quarter
                  of the Company ending September 30, 1999, for the period of the four consecutive fiscal quarters which end on such close, the Credit Parties and their respective Subsidiaries shall have a Fixed Charge Coverage Ratio I of not less than 0.90:1; and as of the close of the fiscal quarter of the Company ending December 31, 1999, for the period of the four consecutive fiscal quarters which end on such close, the Credit Parties and their respective Subsidiaries shall have a Fixed Charge Coverage Ratio I of not less than 1.0:1; and as of the close of each fiscal quarter of the Company ending after December 31, 1999, the Credit Parties and their respective Subsidiaries, for the period of the four consecutive fiscal quarters which end on such close, shall have a Fixed Charge Coverage Ratio I of not less than 1.1:1."

                  4. Conditions. The obligation of the Initial Banks and the Agent to execute and to perform this First Amendment shall be subject to full satisfaction by the Company and the other Credit Parties of the following conditions precedent on or before the First Amendment Effective Date:

                  (a) The Company shall have delivered to the Bank copies, certified as of the First Amendment Effective Date, of such corporate documents of the Company and the other Credit Parties as the Agent may request evidencing necessary corporate action by each of the Credit Parties with respect to this First Amendment and all other agreements or documents delivered pursuant hereto as the Bank may request.



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                  (b) This First Amendment shall have been duly executed by each of the Credit Parties.

                  (c) The Company shall have paid all costs and expenses incurred by the Agent in connection with the negotiation, preparation and closing of this First Amendment, including the reasonable fees and out-of-pocket expenses of Messrs. Baker & Daniels, special counsel to the Agent. By execution of this First Amendment, the Company authorizes and directs Bank One to debit any deposit account maintained by the Company with Bank One on the First Amendment Effective Date or thereafter for the purpose of paying all amounts due and payable to Agent and Messrs. Baker & Daniels in connection with the preparation and closing of this First Amendment and related documents.

                  (d) Opinion of counsel for the Credit Parties respecting this First Amendment.

                  5. Representations and Warranties. The Company represents and warrants to the Initial Banks and the Agent that:

                  (a)(i) The execution, delivery and performance of this First Amendment and all agreements and documents delivered pursuant hereto by the Credit Parties and the Guarantors has been duly authorized by all necessary corporate action and do not and will not violate any provision of any law, rule, regulation, order, judgment, injunction presently in effect applying to any of the Credit Parties or the Guarantors, or of the articles of incorporation or by-laws of any of the Credit Parties or Guarantors or result in a breach of or constitute a default under any material agreement, lease or instrument to which the Company or any other Credit Party or any Guarantor is a party or by which the any of the properties of any of the Credit Parties or Guarantors may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental department, agency or instrumentality is or will be necessary for the valid execution, delivery or performance by the Company or any of the other Credit Parties or the Guarantors of this First Amendment and all agreements and documents delivered pursuant hereto; and (iii) this First Amendment is the legal, valid and binding obligations of the Company and the other Credit Parties and the Guarantors and enforceable against the Company and the other Credit Parties and the Guarantors as a signatory thereto in accordance with the terms thereof.

                  (b) No Event of Default has occurred and is continuing or will exist under the Agreement as of the First Amendment Effective Date.



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                  6. Consent. Guarantors, by their respective execution of this
First Amendment, expressly consent to the execution, delivery and performance by the Company, VNGI, VNGDI, the Initial Banks and the Agent of this First Amendment and each of the other documents, instruments and agreements to be executed pursuant hereto. Each of the Guarantors expressly affirms that the Guaranty executed by such Guarantor remains in full force and effect. Each of the Guarantors agrees that neither the provisions of this First Amendment nor any action taken or not taken in accordance with the terms of this First Amendment shall constitute a termination, extinguishment, release or discharge of any of the Obligations or provide a defense, set-off, or counter-claim to any of them with respect to any of its obligations under any of the Loan Documents to which it is a party.








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                  7. Binding on Successors and Assigns. All of the terms and provisions of this First Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives.

                  8. Waiver/Governing Law/Entire Agreement/Survival. Each of the Initial Lenders hereby waives non-compliance by the Credit Parties with the minimum Fixed Charge Coverage Ratio I to be achieved for the four consecutive fiscal quarters ending June 30, 1999, as set by Section 5.01(g)(2)(a) of the Original Credit Agreement. This First Amendment is a contract made under, and shall be governed by an construed in accordance with, the laws of the State of Indiana applicable to contracts made and to be performed entirely with such state and without giving effect to the choice of law principals of such state. This First Amendment constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, commitments, inducements or conditions, whether expressed or implied, oral or written. All covenants, agreements, undertakings, representations and warranties made in this First Amendment shall survive the execution and delivery of this First Amendment, and shall not be affected by any investigation made by any party. This First Amendment may be executed by original or facsimile signatures, in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the First Amendment Effective Date.


                                        VALLEY NATIONAL GASES, INC.,
                                        a West Virginia corporation

                                        By: /s/ Lawrence E. Bandi
                                           -------------------------------------
                                               Lawrence E. Bandi, President
                                                    (the "Company")

                                        VALLEY NATIONAL GASES INCORPORATED,
                                        a Pennsylvania corporation

                                        By: /s/ Lawrence E. Bandi
                                           -------------------------------------
                                               Lawrence E. Bandi, President
                                                      ("VNGI")

                                        VALLEY NATIONAL GASES DELAWARE, INC.,
                                        a Delaware corporation

                                        By: /s/ Lawrence E. Bandi
                                           -------------------------------------
                                               Lawrence E. Bandi, President
                                                     ("VNGDI")



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                                       THE TOLEDO OXYGEN AND EQUIPMENT
                                       COMPANY

                                       By: /s/ Lawrence E. Bandi
                                          --------------------------------------

                                          Printed: Lawrence E. Bandi
                                                  ------------------------------
                                          Title: President
                                                --------------------------------

                                       BANK ONE, INDIANA, NATIONAL
                                       ASSOCIATION, for itself and as Agent

                                       By: /s/ Robert McElwain
                                          --------------------------------------
                                          Robert McElwain, Senior Vice President






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                                       FIRST STAR BANK, N. A.


                                       By:______________________________________

                                       Printed:_________________________________

                                       Title:___________________________________



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                                       PNC BANK, NATIONAL ASSOCIATION

                                       By:______________________________________

                                       Printed:_________________________________

                                       Title:___________________________________




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                                       BANK OF AMERICA NATIONAL ASSOCIATION

                                       By:______________________________________

                                       Printed:_________________________________

                                       Title:___________________________________




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                                       NATIONAL CITY BANK

                                       By:______________________________________

                                       Printed:_________________________________

                                       Title:___________________________________




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                                       THE HUNTINGTON NATIONAL BANK

                                       By:______________________________________

                                       Printed:_________________________________

                                       Title:___________________________________